Exhibit 10.8

SUPPLEMENT NO. 1 TO

AMENDED AND RESTATED

FIRST PREFERRED FLEET MORTGAGE

adding the United States flag vessel

G.P. FISHERMAN

given by

OMEGA PROTEIN, INC.

in favor of

WILMINGTON TRUST COMPANY,

not in its individual capacity,

but solely as Trustee of the

Omega Master Vessel Trust 2012

effective as of

March 21, 2012

SYNOPSIS OF SUPPLEMENT NO. 1

Names and Official

Numbers of Vessels

Currently Subject to

Mortgage:

Name	Official No.
ATCHAFALAYA BAY	539603
BEACHCOMBER	288224
BULL DOG	581304
CALCASIEU PASS	651261
COTE BLANCHE BAY	509347
DIAMOND REEF	517603
FLEETON	570668
FROSTY MORN	276926
G.P. AMELIA	943917
G.P. ANNA	943908
G.P. CHAUVIN	944035
GRAND ISLE	541024
GUSSIE J. FLYNN	563509
HELGE HOVLAND	571186
ISLE DERNIERE	618126
LANCASTER	556177
LOUISIANA	270596
MARSH ISLAND	532142
MISSISSIPPI SOUND	563685
RACHEL BURTON	298819
RAPPAHANNOCK	650997
SMITH ISLAND	563942
SMUGGLER’S POINT	651567
TERREBONNE BAY	508200
TIDELANDS	501955

Name and Official

Number of Vessel

Being added to

Mortgage with this

Supplement:

Name	Official No.
G.P. FISHERMAN	650282

Type of Instrument:	Supplement No. 1 to Amended and Restated First Preferred Fleet Mortgage

Effective Date of Instrument:	March 21, 2012

Name of Shipowner:	OMEGA PROTEIN, INC.

Percentage of Vessels owned and mortgaged by Shipowner:	100%

Address of Shipowner:	2105 Citywest Blvd., Suite 500
Houston, Texas 77042-2838

Name of Mortgagee:	WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee of the Omega Master Vessel Trust 2012 (100%)

Address of Mortgagee:	Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Total Amount of Mortgage:	$140,000,000.00 (exclusive of interest, fees, expenses and performance of mortgage covenants)

Synopsis of Mortgage - ii

SUPPLEMENT NO. 1 TO AMENDED AND RESTATED FIRST PREFERRED FLEET MORTGAGE

THIS SUPPLEMENT NO. 1 TO AMENDED AND RESTATED FIRST PREFERRED FLEET MORTGAGE (this “Supplement”) effective as of March 21, 2012 is given by OMEGA PROTEIN, INC., a Virginia corporation (the “Shipowner”) with offices at 2105 Citywest Blvd., Suite 500, Houston, Texas 77042, in favor of WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee of the OMEGA MASTER VESSEL TRUST 2012, a Delaware statutory trust (the “Mortgagee”) with offices at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

R E C I T A L S

A. The Shipowner is the sole legal and beneficial owner of the whole of each of the following vessels:

Name	Official No.
ATCHAFALAYA BAY	539603
BEACHCOMBER	288224
BULL DOG	581304
CALCASIEU PASS	651261
COTE BLANCHE BAY	509347
DIAMOND REEF	517603
FLEETON	570668
FROSTY MORN	276926
G.P. AMELIA	943917
G.P. ANNA	943908
G.P. CHAUVIN	944035
GRAND ISLE	541024
GUSSIE J. FLYNN	563509
HELGE HOVLAND	571186
ISLE DERNIERE	618126
LANCASTER	556177
LOUISIANA	270596
MARSH ISLAND	532142
MISSISSIPPI SOUND	563685
RACHEL BURTON	298819
RAPPAHANNOCK	650997
SMITH ISLAND	563942
SMUGGLER’S POINT	651567
TERREBONNE BAY	508200
TIDELANDS	501955

which are described as the “Vessels” in that certain Amended and Restated First Preferred Fleet Mortgage effective as of the date hereof (the “Mortgage”), executed by Shipowner in favor of Mortgagee and filed for record with the United States Coast Guard National Vessel Documentation Center immediately prior to the recordation of this Supplement under Batch No.             , Document ID             , reference to which is hereby made for all purposes;

B. The Shipowner is also the sole legal and beneficial owner of the whole of the following vessel:

Name	Official No.
G.P. FISHERMAN	650282

duly documented in the name of the Shipowner under the laws and flag of the United States of America (the “Additional Vessel”); and

C. As more fully described in the Mortgage, pursuant to that certain Loan Agreement (as defined in the Mortgage), the Lenders have agreed to make available to the Borrowers a revolving credit facility (which includes sub-facilities for issuance of letters of credit and swingline loans) up to $60,000,000.00 with an accordion feature that allows for the expansion of the facility upon satisfaction of prescribed conditions up to an aggregate of $70,000,000.00 and to enter into various interest rate, commodity, currency hedging or swap transactions and provide certain treasury or cash management services up to an aggregate amount of $70,000,000.00; and

D. The Shipowner, in order to secure the repayment of all amounts from time to time due under the Loan Agreement and the other Loan Documents (as defined in the Mortgage) and the performance and observance of and compliance with the covenants, terms and conditions contained in the Loan Agreement, this Supplement and the other Loan Documents, has duly authorized the execution and delivery of this Supplement under and pursuant to the United States Ship Mortgage Act of 1920, as amended and recodified at 46 U.S.C. § 31301 et seq. (the “Ship Mortgage Act”).

NOW THEREFORE, THIS SUPPLEMENT WITNESSETH (with defined terms used herein and not otherwise defined having the respective meanings ascribed thereto in the Loan Agreement and the rules of interpretation set forth in Section 1.02 thereof applying hereto):

That in consideration of the premises and of the sums loaned and to be loaned as above recited and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and in order to secure the payment when due of all amounts owed by the Loan Parties under the Loan Agreement and the other Loan Documents in accordance with the terms thereof, and the payment of all other sums as may hereafter become secured by the Mortgage, as supplemented hereby, in accordance with the terms thereof and hereof, and to secure the performance and observance by each Loan Party (as defined in the Loan Agreement) of, and the compliance by each Loan Party with, all of the covenants, terms and conditions contained in the Mortgage, as supplemented hereby, and in the Loan Agreement and the other Loan Documents, the Shipowner by these presents does hereby grant, convey, mortgage, pledge, assign, transfer, set over and confirm the whole of the Additional Vessel unto the Mortgagee, its successors and assigns, together with all of her engines, machinery, masts, bowsprits, spars, rigging, nets, boats, anchors, chains, cables, tackle, apparel, fuel, furniture, fittings and

2

equipment and all other appurtenances to the Additional Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not, all fishing licenses and permits and all rights and benefits incident thereto, and all additions, improvements and replacements hereafter made in or to the Additional Vessel, or any part thereof, or in or to the equipment and appurtenances aforesaid, all of which shall be deemed to be included in the term “Additional Vessel” as used in this Supplement;

TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms herein set forth for the enforcement of the payment of amounts owed by the Loan Parties under the Loan Agreement and the other Loan Documents and to secure the performance and observance by each Loan Party of, and compliance by each Loan Party with, the covenants, terms and conditions in the Mortgage, as supplemented hereby, and in the Loan Agreement and the other Loan Documents contained, such payment and performance obligations being described as the “Secured Obligations” in the Loan Agreement, subject to payment of the Secured Obligations as described in the Mortgage.

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the property above described is to be held subject to the further covenants, conditions, provisions, terms and uses set forth in the Mortgage, as supplemented hereby.

ARTICLE I

COVENANTS OF THE SHIPOWNER

The Shipowner hereby covenants and agrees with the Mortgagee as follows:

Section 1.01. Corporate Covenants. The Shipowner was duly organized and is now validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia; it is now and shall remain during the life of this Supplement an “eligible owner” within the meaning of 46 U.S.C. § 12103(b), and any and all successor statutes thereto, and any and all regulations promulgated under any thereof, satisfying the ownership requirements of 46 U.S.C. § 12113(c) and 46 C.F.R. § 356.3(e), and any and all successor statutes thereto, and any and all regulations promulgated under any thereof, and qualified under applicable law to engage in the U.S. Fisheries Trade; it is duly authorized to mortgage the Additional Vessel; and all corporate actions necessary and required by law for the execution and delivery of this Supplement have been duly and effectively taken.

Section 1.02. Title. The Shipowner lawfully holds title to and is lawfully possessed of the Additional Vessel free from any Lien whatsoever, or any commitment to make the Additional Vessel available for charter or sale or use by any Governmental Authority, other than the Lien of the Mortgage, as supplemented hereby, and any other Permitted Liens. The Shipowner shall warrant and defend the title to, and the lawful possession of, the Additional Vessel, and every part thereof, for the benefit of the Mortgagee against the claims and demands of all Persons whomsoever.

3

Section 1.03. Incorporation of Mortgage. All of the covenants and agreements on the part of the Mortgagor which are set forth in, and all the rights, privileges, powers and immunities of the Mortgagee which are provided for in the Mortgage, are incorporated herein and shall apply to the Vessels subjected to the Lien of the Mortgage by the Mortgage or by this Supplement and otherwise, with the same force and effect as though set forth at length in this Supplement.

Section 1.04. Definition of “Vessel”. The term “Vessel” as used in the Mortgage and this Supplement shall include the Additional Vessel.

Section 1.05. Supplement to Mortgage. This Supplement is executed as and shall constitute an instrument supplemental to the Mortgage, and shall be construed in connection with and as part of the Mortgage.

Section 1.06. Ratification of Mortgage. Except as modified and expressly amended by this Supplement and any other supplement, the Mortgage is in all respects ratified and confirmed and all of the terms, provisions and conditions thereof shall be and remain in full forth and effect, and are hereby ratified and confirmed.

Section 1.07. Consent to Supplement. Mortgagee hereby consents to the terms of this Supplement.

ARTICLE II

SUNDRY PROVISIONS

Section 2.01. Summary of Terms. The total amount of the direct or contingent obligations that is or may be secured by the Mortgage, as supplemented hereby, is $140,000,000.00 (exclusive of interest, costs, expenses and fees). Of this amount, $70,000,000.00 is attributable to the obligations under the Loan Agreement and $70,000,000.00 is attributable to the obligations under the various Secured Hedge Agreement(s) and Secured Cash Management Agreement(s) (as such terms are defined in the Loan Agreement), both of which constitute “Secured Obligations” under and as is defined in the Loan Agreement. The date of maturity of the Mortgage, as supplemented hereby, is the earliest to occur of (a) March 21, 2017, (b) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to the Loan Agreement, or (c) the date of termination of the Revolving Credit Commitment pursuant to the Loan Agreement. The discharge amount is the same as the total amount and there is no separate discharge amount for each Vessel. It is not intended that the Mortgage, as supplemented hereby, shall include property other than the Vessels, and it shall not include property other than a “vessel” as used in Subsection (c)(2) of Section 31322 of Title 46 United States Code, as amended. Notwithstanding the foregoing, for property other than the Vessels, if any should be determined to be covered by this Supplement, the discharge amount is one one-hundredth of one percent (0.01%) of the total amount.

Section 2.02. Invalidity. If any one or more of the provisions of this Supplement should at any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Supplement or the validity of this Supplement as a whole.

4

Section 2.03. Preferred Status of Mortgage. Notwithstanding anything contained herein to the contrary, nothing herein shall waive the preferred status of the Mortgage as supplemented hereby under the Ship Mortgage Act or under the corresponding provisions of any act in any other jurisdiction in which it is sought to be enforced and that, if any provision or portion of the Mortgage as supplemented hereby shall be construed to waive its preferred status, then such provision or portion to such extent shall be void and of no effect.

Section 2.04. Choice of Law. This Supplement shall be governed by, and construed in accordance with, the federal maritime laws of the United States of America and, to the extent such laws are inapplicable, by the laws of the State of Texas, except the rules governing conflicts of law.

[Signature pages follow]

5

IN WITNESS WHEREOF, the Shipowner and the Mortgagee have executed this Supplement to be effective as of the day and year first above written.

SHIPOWNER:

OMEGA PROTEIN, INC.

By:	/s/ Andrew Johannesen
Andrew Johannesen
Vice President and Chief Financial Officer

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on March 21, 2012, by Andrew Johannesen, Vice President and Chief Financial Officer of Omega Protein, Inc., a Virginia corporation, on behalf of said corporation.

/s/ Lisa Duffy
Notary Public, State of Texas

Signature Page to Supplement No. 1 to Amended and Restated First Preferred Fleet Mortgage

MORTGAGEE:

WILIMINGTON TRUST COMPANY,
not in its individual capacity, but solely as Trustee of the Omega Master Vessel Trust 2012

By:	/s/ Adam Vogelsong
Name:	Adam Vogelsong
Title:	Senior Financial Services Officer

STATE OF DELAWARE	§
§
COUNTY OF NEW CASTLE	§

This instrument was acknowledged before me on March 19, 2012, by Adam Vogelsong , the Senior Financial Services Officer of Wilmington Trust Company, a Delaware trust company, not in its individual capacity, but solely as Trustee of the Omega Master Vessel Trust 2012, on behalf of said trust company.

/s/ Patrick. A Kanar
Notary Public, State of Delaware

My commission expires: April 6, 2012

Signature Page to Supplement No. 1 to Amended and Restated First Preferred Fleet Mortgage